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                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Definitive Proxy Statement
[X]Definitive Additional Materials
[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         DEAN WITTER, DISCOVER & CO.
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             (Name of each Registrant as Specified In Its Charter)


                         DEAN WITTER, DISCOVER & CO.
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                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


  (1) Title of each class of securities to which transaction applies:

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  (2) Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4) Proposed maximum aggregate value of transaction:

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  (5) Total fee paid:
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[_]Fee paid previously with preliminary materials.
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

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  (2) Form, Schedule or Registration Statement No.:

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  (3) Filing Party:

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  (4) Date Filed:

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DEAN WITTER, DISCOVER & CO.


PHILIP J. PURCELL
Chairman and Chief Executive Officer

                                                                 April 23, 1997

 Dear Shareholder:

 We recently sent you proxy material for the proposed merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc.

 YOUR BOARD OF DIRECTORS AND MANAGEMENT TEAM STRONGLY RECOMMEND THAT DEAN WITTER DISCOVER SHAREHOLDERS VOTE FOR THE MERGER.

 The merger of Dean Witter Discover and Morgan Stanley will create a preeminent global financial services firm that will be a market leader in securities, global asset management, and credit services. It is a combination based on powerful franchises and complementary strengths. The merger will combine Morgan Stanley's strengths in the origination of quality underwritten public offerings, investment banking and institutional sales and trading with Dean Witter Discover's strengths in providing investment and asset management services and quality consumer credit products to its customers.

 The new company will be uniquely qualified to capitalize on new opportunities domestically and around the world, during a time of consolidation and globalization in the financial services industry. The merger creates opportunities for higher profitability as well as accelerated growth.

 WE NEED YOUR SUPPORT AND YOUR VOTE. Because approval of the merger requires the affirmative vote of a majority of all outstanding shares, your vote is extremely important.

 PLEASE SIGN, DATE AND RETURN YOUR PROXY CARDS IN THE ENCLOSED POSTAGE PAID ENVELOPE. You may hold the Dean Witter Discover shares you own in various accounts and in certificates, so you may receive several proxy cards. TO VOTE ALL YOUR SHARES, PLEASE CAST YOUR BALLOT ON ALL OF YOUR PROXY CARDS.

 Your Board of Directors believes the proposed merger is in your best interests and unanimously recommends that you vote FOR the merger.

 We appreciate your support.

 Sincerely,

 /s/ Philip J. Purcell
 Philip J. Purcell
 Chairman of the Board
 and Chief Executive Officer

  If you have any questions, or you need additional proxy material, please call our special toll-free number, 1-888-2WITTER, to reach a representative of Georgeson & Company Inc., whose employees are assisting us with this proxy.


[LOGO] Two World Trade Center  66th Floor  New York, New York 10048

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                                   IMPORTANT
                                   ---------


                     PLEASE SEND IN YOUR PROXY.....TODAY!


You are urged to date and sign the enclosed proxy and return it promptly. This will help save the expense of follow-up letters to stockholders who have not responded.